UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

March 16, 2012

BITSTREAM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21541	04-2744890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Nickerson Road Marlborough, Massachusetts		01752-4695
(Address of Principal Executive Offices)		(Zip Code)

(617) 497-6222

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

MARLBOROUGH SOFTWARE DEVELOPMENT HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-177915	45-3751691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Nickerson Road Marlborough, Massachusetts		01752-4695
(Address of Principal Executive Offices)		(Zip Code)

(617) 497-6222

Registrant’s Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 14, 2012, Bitstream Inc. (“Bitstream”) completed its previously spin-off distribution of its wholly-owned subsidiary, Marlborough Software Development Holdings Inc. (“Marlborough”), to the stockholders of Bitstream.

On March 16, 2012, Marlborough received notification that its common stock had been approved for quotation on the over-the-counter bulletin board under the symbol “MBGH” commencing on Monday, March 19, 2012.

A copy of a joint press release of Bitstream and Marlborough announcing the establishment of a trading market for Marlborough’s common stock is filed herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1	Press Release of Bitstream Inc. and Marlborough Software Development Holdings Inc. dated March 16, 2012

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, EACH REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

BITSTREAM INC.

Date: March 16, 2012	By:	/s/ James P. Dore
James P. Dore
Vice President and Chief Financial Officer

MARLBOROUGH SOFTWARE DEVELOPMENT HOLDINGS INC.

Date: March 16, 2012	By:	/s/ James P. Dore
James P. Dore
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release of Bitstream Inc. and Marlborough Software Development Holdings Inc. dated March 16, 2012